________________________________________________________________
________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                              FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                         March 10, 2003
         Date of Report (Date of earliest event reported)

                        PSB BANCORP, INC.
      (Exact name of registrant as specified in its charter)

        Pennsylvania              000-24601          23-2930740
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)        Ident. No.)

       11 Penn Center, Suite 2601
           1835 Market Street
            Philadelphia, PA                             19103
(Address of principal executive offices)              (Zip Code)

                         (215) 979-7900
         Registrant's telephone number, including area code

  ______________________________________________________________
  (Former name or former address, if changed since last report.)

________________________________________________________________
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Item 5.  Other Events.

     The press release of the Registrant, dated March 10, 2003, with respect to the highlights of its financial condition and earnings for the twelve month period ended December 31, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1     Press release, dated March 10, 2003, of PSB
                   Bancorp, Inc.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PSB BANCORP, INC.

Dated:  March 10, 2003
                              /s/John Carrozza
                              John Carrozza, Co-Chief Financial
                              Officer


                             EXHIBIT INDEX

Exhibit
Number     Description

99.1       Press release, dated March 10, 2003, of PSB
           Bancorp, Inc.